Van Kampen American Capital


                      Texas Tax Free
                       Income Fund


                      Annual Report
                  September 30, 1996



----A Wealth of Knowledge * A Knowledge of Wealth----









-----------------
Table of Contents
-----------------


Letter to Shareholders                     1
Performance Results                        3
Performance in Perspective                 4
Portfolio Management Review                5
Portfolio of Investments                   8
Statement of Assets and Liabilities        9
Statement of Operations                   10
Statement of Changes in Net Assets        11
Financial Highlights                      12
Notes to Financial Statements             15
Report of Independent Accountants         18



TXM ANR 11/96



----------------------
Letter to Shareholders
----------------------


November 4,1996

Dear Shareholder,

    As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by the Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting opportunity for shareholders of our investment products.

    With Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.

    The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. And we expect very little change in the way your mutual fund account is maintained and serviced. We value our relationship with you and look forward to communicating more details of this transaction, which was completed October 31, 1996.

    Regarding the Texas Tax Free Income Fund, you will find in this report performance results for the 12-month period ended September 30,1996, along with an interview with your fund's portfolio management team.


Fund Update

    On October 15, shareholders of the Texas Tax Free Income Fund approved its reorganization into the Van Kampen American Capital Municipal Income Fund. On October 25, your investment in the Texas Tax Free Income Fund was converted to shares of the Municipal Income Fund.

    Similar to the Texas Tax Free Income Fund, the Municipal Income Fund seeks to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. Moreover, because the Municipal Income Fund invests in municipal bonds from across the country and in various levels of credit ratings, it offers investors a higher level of diversification and income potential than a single-state fund.

    Throughout the history of the Texas Tax Free Income Fund, the support of our shareholders and our commitment to a disciplined investment approach have been important to our long-term performance record. Thank you for your continued confidence in Van Kampen American Capital and in your fund's management team.


Economic Review

    The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1996-due in part to weak construction activity, two government shutdowns, and a strike at Boeing-real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the aftermath of the General Motors strike earlier in the year, an end to the budget stalemate between the White House and Congress, and extreme weather conditions in many parts of the country. Upward momentum has been assisted by consumer spending, as indicated by a 3 percent rise in retail sales in the first nine months of this calendar year (a 5 percent rise during the Fund's fiscal year).


                             1                        Continued on page two




   In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggested a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.

    Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year, and the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year.
In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in each of the past four months, from June through September.



Municipal Market Review and Outlook

    We witnessed significant movement in municipal bond yields during the first six months of 1996. Early in the period, the Fed lowered rates in order to energize the economy and bond prices increased. By late February, however, the markets became concerned that the Fed would reverse its strategy and raise rates. As a result, yields, as measured by the Bond Buyer 40 Municipal Bond Index, rose from 5.6 percent to 6.0 percent during the first six months of 1996.

    We believe market conditions for municipal bonds are poised for improvement for the remainder of 1996. Three major factors contribute to our optimism:

* Near-term concerns about the implementation of major tax reform have faded. In early 1996, the municipal market was wary of the growing political sentiment for tax reform, which could have eroded the value of the market's tax-exempt status. However, the momentum slowed substantially and now appears to be on the back burner until after the 1996 presidential election. This has added stability to the municipal market.

* For high-income households, tax-exempt bonds provide an attractive after-tax alternative. Municipal bond yields have elevated to a point where taxable equivalent yields range between 8.5 and 10 percent for investors in the 31 percent federal income tax bracket or higher.


Economic Outlook

    We anticipate that the economy will continue to grow during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. We expect rates of inflation to remain near current levels and the Fed to maintain a steady monetary policy in the coming months. That suggests little movement in short-term interest rates and a continuation of the current trading range for yields on long-term bonds.

    Inflation fears and concerns about economic growth may continue to influence the municipal bond market and fund performance results.
Nevertheless, we are optimistic that tax-exempt securities will produce attractive results for investors during the remainder of 1996.




Sincerely,


/s/ Don G. Powell                      /s/ Dennis J. McDonnell
    Don G. Powell                          Dennis J. McDonnell

    Chairman                               President
    Van Kampen American Capital            Van Kampen American Capital
     Asset Management, Inc.                 Asset Management, Inc.


                                  2






-----------------------------------------------------------
Performance Results for the Period Ended September 30, 1996
-----------------------------------------------------------


Van Kampen American Capital Texas Tax Free Income Fund

                                                A Shares     B Shares     C Shares
Total Returns
-------------
One-year total return based on NAV <F1>            6.33%        5.69%        5.68%
One-year total return <F2>                         1.29%        1.69%        4.68%
Three-year average annual total return <F2>        3.11%        3.13%        4.03%
Life-of-Fund average annual total return <F2>      6.19%        5.21%        4.44%
Commencement date                               03/02/92     07/27/92     08/30/93


Distribution Rates and Yield
----------------------------
Distribution rate <F3>                             5.09%        4.63%        4.62%
Taxable-equivalent distribution rate <F4>          7.95%        7.23%        7.22%
SEC yield <F5>                                     5.56%        5.36%        5.32%


<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4.00% for B and 1.00% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

<F3> Distribution rate represents the monthly annualized distributions at the end of the period and not the earnings of the Fund.

<F4> The taxable-equivalent distribution rate is calculated assuming a federal income tax rate of 36%.

<F5> SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC yield would have been 3.91%, 3.62% and 3.59% for classes
A, B and C, respectively.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Prior Performance section of the current prospectus.  Past performance does not guarantee future results.  Investment return and net asset value will fluctuate with market conditions.  Fund shares, when redeemed, may be worth more or less than their original cost.


                                       3



----------------------------------------------
Putting Your Fund's Performance in Perspective
----------------------------------------------

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    * Illustrate the general market environment in which your investments are being managed

    * Reflect the impact of favorable market trends or difficult market conditions

    * Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time. This index is an unmanaged statistical composite and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.



[GRAPH]


  Growth of a Hypothetical $10,000 Investment


    Van Kampen American Capital Texas Tax Free Income Fund vs. Lehman Brothers
    Municipal Bond Index
    (March 1992 through September 1996)


Fund's Total Return

1 Year Avg. Annual    = 1.29%
3 Year Avg. Annual    = 3.11%
Inception Avg. Annual = 6.19

                             Lehman Brothers Municipal            VKAC Texas Tax Free
                             Bond Index                           Income Fund
March       1992             $10,000                              $ 9,526
December    1992              10,853                               10,329
December    1993              12,186                               11,606
December    1994              11,556                               11,188
December    1995              13,574                               12,874
September   1996              13,822                               13,165


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended September 30, 1996, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                                            4



---------------------------
Portfolio Management Review
---------------------------

                Van Kampen American Capital Texas Tax Free Income Fund

We recently spoke with the management team of The Van Kampen American Capital Texas Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by Joseph
A. Piraro, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund is performance during the 12-month period ended September 30, 1996.


 Q What market conditions had the greatest impact on the Fund's performance during the 12-month period ended September 30, 1996?

 A During the past 12 months, the municipal bond market experienced two distinct investment environments. First, the bond rally that characterized much of 1995 was sustained by a weak economy and low inflation. In an effort to spur the lackluster economy, the Federal Reserve Board lowered its key lending rate twice between December 1995 and January 1996, for a total decrease of one-half percentage point. This helped to create a positive municipal market environment, because as interest rates were lowered, bond prices and the net asset value of bond funds increased.


    Then, in early 1996, the positive investment environment for municipal bonds began to shift. Instead of anticipating further interest rate reductions, the bond market became concerned that the Federal Reserve's monetary policy might be to tighten (raise) interest rates. This concern was triggered by two main factors:


    The federal government was shut down twice, which indicated that balanced budget legislation was not imminent.

    Several economic indicators (including consecutive monthly reports showing significant increases in employment) pointed to accelerating economic growth.

    These factors led to fears that inflation, which had been holding steady at around 3 percent, might increase. These fears heightened when agricultural commodity and oil prices rose to their highest levels in two years. Such factors prompted the Fed to shift its policy in January from an accommodative mode (lowering interest rates) to a stable, or neutral, mode in February, a position that has been consistent through the remainder of the reporting period. Consequently, the municipal bond market reacted negatively, and bond prices began to decline.


 Q  How did you position the Fund in response to the events of the past
12 months?

 A Throughout the 12-month period, we weathered significant market fluctuations by maintaining a long-term perspective. The Fund continued to be structured defensively with a relatively short duration, currently in the 7- to 8-year range. Duration is a measurement of a bond's sensitivity to changes in interest rates and is expressed in years-the shorter the duration, the less sensitive the bond is expected to be to interest rate movements. The Fund's average weighted maturity remained in the 15- to 20-year range, because we feel this maturity range offered the best overall performance.

    We continued to seek issues that offer high yields without exposing the Fund to excessive levels of credit risk. As a result, the majority of the Fund's portfolio was diversified among the top four ratings categories of Standard & Poor's (ratings of AAA, AA, A, and BBB).

                                            5




[PIE CHART]

Portfolio composition by Credit Quality


as of September 30, 1996                   as of March 31, 1996


AAA        19%                             AAA        29%
AA         14%                             AA          9%
A           9%                             A          20%
BBB        33%                             BBB        18%
BB          2%                             Non-Rated  24%
Non-Rated  23%






    Although new investment-grade municipal bond issues continue to come to market, the demand for these securities is currently greater than supply-a condition that has helped bond prices to appreciate.

    In terms of sector allocations, we continue to rely on our strong internal credit research team to identify municipal securities that may offer an appropriate balance of yield and credit quality. We currently favor bonds associated with school financing and have reduced our exposure to healthcare and water/sewer issues.




 Q  How did the Fund perform during the fiscal year ended September
30, 1996?

 A Based on the Fund's current annualized dividend level of $0.54 per share, the Fund provided shareholders with a tax-free distribution rate of 5.09 percent(3) (Class A shares) as of September 30,1996. At this distribution rate, the Fund provided shareholders in the 36 percent federal income tax bracket with a yield equivalent to taxable investments earning 7.95 percent.

    For the 12 months ended September 30,1996, the Fund's annual return was 6.33 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index earned a total return of 6.04 percent for the same period. Keep in mind that this index is a broad-based unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. During part of the reporting period, Van Kampen American Capital Asset Management, Inc., the Fund's Adviser, subsidized a portion of the Fund's expenses. Without this subsidy, the total returns would have been lower.


                                      6



 Q Now that the Texas Tax Free Income Fund has been reorganized into the Municipal Income Fund, what is your outlook for the municipal market in general?

 A We believe the environment for fixed-income investments is generally positive. Low inflation and a modestly expanding economy are fundamental for positive performance by tax-exempt securities. The Fed appears to be in a neutral mode regarding interest rates and should remain so if these strong market fundamentals remain in place.

    In any event, we believe the Municipal Income Fund is positioned to take advantage of these potential opportunities as we move into the next reporting period. Moreover, because the Fund invests in municipal bonds from across the country and in various levels of credit ratings, it offers investors a higher level of diversification and income potential than a single-state fund.




/s/ Peter W. Hegel                     /s/ Joseph A. Piraro
    Peter W. Hegel                         Joseph A. Piraro

    Executive Vice President               Portfolio Manager
    Fixed Income Investments



                                   7



                                        3





                            Van Kampen American Capital Texas Tax Free Income Fund

                                           Portfolio of Investments
                                              September 30, 1996
----------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                     Coupon   Maturity    Market Value
----------------------------------------------------------------------------------------------------------
         Texas Municipal Bonds  94.3%
$1,000   Austin, TX Arpt Sys Rev Ser A (MBIA Insd)                        6.125%  11/15/25    $1,025,880
   500   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev                     6.500   10/01/10       506,710
   500   Baytown, TX Prop Mgmt & Dev Corp Baytown Terr Proj Ser A (FNMA
           Collateralized)                                                6.100   08/15/21       511,490
   160   Bell Cnty, TX Hlth Fac Dev Corp King's Daughter Hosp             9.250   07/01/08       174,288
   270   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA Collateralized)      9.250   04/01/16       277,741
 1,000   Bexar, TX Metro Wtr Dist Wtrwks Sys Rev (MBIA Insd)              5.875   05/01/22     1,012,520
   250   Brazoria Cnty, TX Muni Util Dist No 2 Rfdg                       7.000   09/01/08       266,842
 1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec Rfdg                        *   08/15/15       528,094
   250   Coastal Wtr Auth TX Wtr Rev (AMBAC Insd)                         6.250   12/15/17       256,547
   250   El Paso, TX Hsg Auth Multi-Family Mtg Rev Ser A                  6.250   12/01/09       252,972
   115   Galveston, TX Prop Fin Auth Inc Single Family Mtg Rev Ser A      8.500   09/01/11       130,508
   250   Garland, TX Econ Dev Auth Yellow Freight Sys Inc Proj            8.000   12/01/16       251,583
   250   Guadalupe Blanco River Auth TX                                   6.350   07/01/22       261,050
   375   Harris Cnty, TX Hlth Fac Dev Corp Hlth Care Sys Rev Sisters of
           Charity                                                        7.100   07/01/21       404,077
   250   Harris Cnty, TX Hlth Fac Dev Corp Memorial Hosp Sys Proj         7.125   06/01/15       268,962
   100   Harris Cnty, TX Hsg Fin Corp Single Family Mtg Rev Ser 1983A    10.375   07/15/14        99,989
 1,000   Harris Cnty, TX Muni Util Dist No 120 Rfdg                       6.100   08/01/14       989,190
   250   Harris Cnty, TX Muni Util Dist No 120 Rfdg                       8.000   08/01/14       275,863
   100   Harris Cnty, TX Wtr Ctl & Impt Dist No 75                        7.000   03/01/14       105,127
 1,000   Hidalgo Cnty, TX Hlth Svcs Mission Hosp                          7.000   08/15/08     1,035,800
   500   Houston, TX Higher Ed Fin Corp Rev Univ of Saint Thomas Proj     7.250   12/01/07       526,255
   360   Houston, TX Hsg Fin Corp Single Family Mtg Rev                  10.375   12/15/13       361,670
   250   Lockhart, TX Correctional Fac Rev Fin Corp (MBIA Insd)           6.625   04/01/12       262,250
   145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
           Med Cent Proj                                                  8.850   08/15/14       156,358
   500   Richardson, TX Hosp Auth Impt Rev Richardson Med Cent Rfdg       6.750   12/01/23       521,445
   300   Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp Proj     7.750   04/01/13       317,580
   220   San Antonio, TX Elec & Gas Rev Ser A                             6.500   02/01/12       228,875
   250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent
           Partner                                                        8.250   12/01/19       276,425
   500   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Impt Fort Worth
           Osteopathic Hosp Rfdg                                          7.000   05/15/28       526,020
   271   Texas Genl Services Cmnty Partner Interests Office Bldg & Land
           Acquisition Proj                                               7.000   08/01/09       279,102
   130   Texas Hsg Agy Single Family Mtg Ser A Rfdg                       7.150   09/01/12       133,621
   325   Texas St Higher Ed Coord                                         7.700   10/01/25       333,278
   250   Texas St Tpk Auth Dallas North Toll  Rd Tlwy Rev                 6.000   01/01/20       250,450
 1,000   Texas St Veterans Hsg Assist Fd II Ser A                         6.800   12/01/10     1,040,820
   250   Texas St Veterans Land Rfdg                                      6.500   12/01/21       265,080
   250   Tomball, TX Hosp Auth Rev Rfdg                                   6.125   07/01/23       239,213
   180   Travis Cnty, TX Hsg Fin Corp Single Family Mtg Rev (GNMA
           Collateralized                                                 8.200   04/01/22       183,652
   500   Tyler, TX Hlth Fac Dev Corp Rev East TX Medical Cent Regl Cent
           Ser B Rfdg                                                     6.750   11/01/25       508,780
   100   West Harris Cnty, TX Muni Util Dist No 1 Rfdg                    7.000   04/01/05       104,054
   500   Willow Fork, TX Drain Dist                                       7.000   03/01/11       523,045
                                                                                             -----------

Total Long-Term Investments 94.3%
   (Cost $15,083,282) <F1>                                                                    15,673,206

Other Assets and Liabilities 5.7%                                                                955,889
                                                                                             -----------
Net Assets 100.0%                                                                            $16,629,095
                                                                                             ===========

* Zero coupon bond

<F1> At September 30, 1996, for federal income tax purposes, cost is $15,083,311, the aggregate gross unrealized appreciation is $613,938, and the aggregate gross unrealized depreciation is $24,043, resulting in net unrealized appreciation of $589,895.


                                        8





                  Van Kampen American Capital Texas Tax Free Income Fund

                          Statement of Assets and Liabilities
                                  September 30, 1996
ASSETS:

  Investments, at Market Value (Cost $15,083,282) (Note 1)                 $  15,673,206
  Receivables:
    Securities Sold                                                            1,233,285
    Interest                                                                     304,325
    Fund Shares Sold                                                              30,336
  Unamortized Organizational Expenses (Note 1)                                     1,250
  Other                                                                            1,027
                                                                           -------------
      Total Assets                                                            17,243,429
                                                                           -------------

LIABILITIES:

  Payables:
    Bank Overdraft                                                               500,619
    Income Distributions                                                          41,059
    Distributor and Affiliates (Notes 2 and 5)                                    32,408
    Fund Shares Repurchased                                                       11,149
  Accrued Expenses                                                                19,532
  Deferred Compensation and Retirement Plans (Note 2)                              9,567
                                                                           -------------

      Total Liabilities                                                          614,334
                                                                           -------------

NET ASSETS                                                                 $  16,629,095
                                                                           =============

NET ASSETS CONSIST OF:
  Capital (Note 3)                                                         $  15,786,373
  Net Unrealized Appreciation on Securities                                      589,924
  Accumulated Net Realized Gain on Securities                                    251,328
  Accumulated Undistributed Net Investment Income                                  1,470
                                                                           -------------

NET ASSETS                                                                 $  16,629,095
                                                                           =============


MAXIMUM OFFERING PRICE PER SHARE:

  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $9,307,454 and 919,727 shares of beneficial interest issued and
    outstanding) (Note 3)                                                  $       10.12

    Maximum sales charge (4.75%* of offering price)                                 0.50
                                                                           -------------

    Maximum offering price to public                                       $       10.62
                                                                           =============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $6,496,572 and 642,386 shares of beneficial interest issued and
    outstanding) (Note 3)                                                  $       10.11
                                                                           =============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $825,069 and 81,492 shares of beneficial interest issued and
    outstanding) (Note 3)                                                  $       10.12
                                                                           =============


  * On sales of $100,000 or more, the sales charge will be reduced.


                                        9





                Van Kampen American Capital Texas Tax Free Income Fund

                              Statement of Operations
                      For the Year Ended September 30, 1996

INVESTMENT INCOME:
  Interest                                                                 $   1,211,444
                                                                           -------------

EXPENSES:
  Investment Advisory Fee (Note 2)                                               109,383
  Distribution (12b-1) and Service Fees (Attributed to Classes A, B and
    C of $25,740, $69,839 and $9,507, respectively) (Note 5)                     105,086
  Accounting (Note 2)                                                             69,991
  Audit                                                                           29,903
  Shareholder Services (Note 2)                                                   21,603
  Trustees Fees and Expenses (Note 2)                                             11,314
  Legal (Note 2)                                                                   9,098
  Amortization of Organizational Expenses (Note 1)                                 3,000
  Other                                                                           25,745
                                                                           -------------

      Total Expenses                                                             385,123
      Less Fees Waived (Note 2)                                                   97,000
                                                                           -------------

      Net Expenses                                                               288,123
                                                                           -------------

NET INVESTMENT INCOME                                                      $     923,321
                                                                           =============

REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
  Net Realized Gain on Investments                                         $     251,661
                                                                           -------------

  Unrealized Appreciation/Depreciation on Securities:
    Beginning of the Period                                                      665,333
    End of the Period:
      Investments                                                                589,924
                                                                           -------------

  Net Unrealized Depreciation on Securities During the Period                    (75,409)
                                                                           -------------

NET REALIZED AND UNREALIZED GAIN ON SECURITIES                             $     176,252
                                                                           =============

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $   1,099,573
                                                                           =============


                                        10






Van Kampen American Capital Texas Tax Free Income Fund

Statement of Changes in Net Assets
For the Years Ended September 30, 1996 and 1995

                                                                             Year Ended               Year Ended
                                                                     September 30, 1996       September 30, 1995
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:

  Operations:
    Net Investment Income                                            $      923,321           $    1,066,119
    Net Realized Gain on Securities                                         251,661                   65,437
    Net Unrealized Appreciation/Depreciation on Securities During
      the Period                                                            (75,409)                 739,651
                                                                     --------------           --------------

    Change in Net Assets from Operations                                  1,099,573                1,871,207
                                                                     --------------           --------------


  Distributions from Net Investment Income                                 (916,491)              (1,066,119)
  Distributions in Excess of Net Investment Income (Note 1)                       0                   (6,193)
                                                                     --------------           --------------
  Distributions from and in Excess of Net Investment Income *              (916,491)              (1,072,312)

  Distributions from Net Realized Gains on Securities (Note 1) *            (24,934)                       0
                                                                     --------------           --------------

    Total Distributions                                                    (941,425)              (1,072,312)
                                                                     --------------           --------------

  NET CHANGE IN NET ASSETS FROM INVESTMENT TRANSACTIONS                     158,148                  798,895
                                                                     --------------           --------------

FROM CAPITAL TRANSACTIONS (Note 3):

  Proceeds from Shares Sold                                               1,352,956                1,180,104
  Net Asset Value of Shares Issued Through Dividend Reinvestment            442,458                  488,056
  Cost of Shares Repurchased                                             (4,855,542)              (5,552,574)
                                                                     --------------           --------------

  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     (3,060,128)              (3,884,414)
                                                                     --------------           --------------

TOTAL DECREASE IN NET ASSETS                                             (2,901,980)              (3,085,519)

NET ASSETS:
    Beginning of the Period                                              19,531,075               22,616,594
                                                                     --------------           --------------

    End of the Period (Including undistributed net investment
      income of $1,470 and ($5,360), respectively)                   $   16,629,095           $   19,531,075
                                                                     ==============           ==============





                                                       Year Ended              Year Ended
* Distributions by Class                       September 30, 1996      September 30, 1995
-----------------------------------------------------------------------------------------
      Distributions from and in Excess of
         Net Investment Income:
           Class A Shares                      $     (549,238)         $     (653,415)
           Class B Shares                            (323,292)               (363,880)
           Class C Shares                             (43,961)                (55,017)
                                               ---------------         ---------------
                                               $     (916,491)         $   (1,072,312)
                                               ===============         ===============


      Distributions from Net Realized Gains
          on Securities:
           Class A Shares                      $      (14,428)         $            0
           Class B Shares                              (8,986)                      0
           Class C Shares                              (1,520)                      0
                                               ---------------         ---------------
                                               $      (24,934)         $            0
                                               ===============         ===============


                                        11









Van Kampen American Capital Texas Tax Free Income Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.




                                                                                                             From March 2, 1992
                                                                                                                  (Commencement
                                                                 Year Ended September 30,                         of Investment
                                                                                                                 Operations) to
Class A Shares                                             1996       1995       1994       1993<F1>     September 30, 1992<F1>
-------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of the Period                 $  10.03   $   9.64   $  10.36   $     9.74   $         9.45
                                                           --------   --------   --------   ----------   --------------

    Net Investment Income                                     0.544       0.54       0.54         0.57             0.36
    Net Realized and Unrealized Gain/Loss on Securities       0.099       0.39    (0.7025)        0.65             0.23
                                                           --------   --------   --------   ----------   --------------

  Total from Investment Operations                            0.643       0.93    (0.1625)        1.22             0.59
                                                           --------   --------   --------   ----------   --------------

  Less:
    Distributions from and in Excess of Net Income            0.540       0.54      0.545       0.5875             0.30
    Distributions from Net Realized Gains on Securities       0.013       0.00     0.0125       0.0125             0.00
                                                           --------   --------   --------   ----------   --------------

  Total Distributions                                         0.553       0.54     0.5575         0.60             0.30
                                                           --------   --------   --------   ----------   --------------

  Net Asset Value, End of the Period                       $ 10.120   $  10.03   $   9.64   $    10.36   $         9.74
                                                           ========   ========   ========   ==========   ==============


  Total Return * <F2>                                         6.33%     10.05%     (1.62%)       12.94%            6.30% **

  Net Assets at End of the Period (In millions)            $    9.3   $   11.1   $   12.8   $     18.0            $14.1

  Ratio of Expenses to Average Net Assets *                    1.26%      1.36%      1.03%        0.61%            0.93%

  Ratio of Net Investment Income to Average Net Assets *       5.39%      5.51%      5.41%        5.74%            5.94%

  Portfolio Turnover                                             31%        15%        10%           5%               4% **

*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows (Note 2):

Ratio of Expenses to Average Net Assets                        1.79%      1.66%      1.70%        1.86%            1.41%

Ratio of Net Investment Income to Average Net Assets           4.85%      5.21%      4.74%        4.49%            5.45%

** Non-Annualized

<F1> Based on average shares outstanding.

<F2> Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                        12






Van Kampen American Capital Texas Tax Free Income Fund

Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                             From July 27, 1992
                                                                      Year Ended September 30,                    (Commencement
                                                                                                                of Distribution
Class B Shares                                             1996       1995       1994       1993<F1>     September 30, 1992<F1>
-------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of the Period                 $  10.03   $   9.64   $  10.35   $   9.74   $         9.91
                                                           --------   --------   --------   --------   --------------

    Net Investment Income                                     0.470       0.46       0.47       0.50            0.065
    Net Realized and Unrealized Gain/Loss on Securities       0.094      0.396    (0.7065)     0.633           (0.103)
                                                           --------   --------   --------   --------   --------------

  Total from Investment Operations                            0.564      0.856    (0.2365)     1.133           (0.038)
                                                           --------   --------   --------   --------   --------------

  Less:
    Distributions from and in Excess of Net Income            0.468      0.466      0.461     0.5105            0.132
    Distributions from Net Realized Gains on Securities       0.013      0.000     0.0125     0.0125            0.000
                                                           --------   --------   --------   --------   --------------

  Total Distributions                                         0.481      0.466     0.4735      0.523            0.132
                                                           --------   --------   --------   --------   --------------

  Net Asset Value, End of the Period                       $ 10.113   $  10.03   $   9.64   $  10.35   $         9.74
                                                           ========   ========   ========   ========   ==============


  Total Return * <F2>                                          5.69%      9.11%    (2.35%)     11.97%            (.73%) **

  Net Assets at End of the Period (In millions)            $    6.5   $    7.3   $   8.6    $    7.1   $          0.9

  Ratio of Expenses to Average Net Assets *                    2.00%      2.14%      1.80%      1.30%            1.41%

  Ratio of Net Investment Income to Average Net Assets *       4.65%      4.74%      4.66%      4.92%            3.83%

  Portfolio Turnover                                             31%        15%        10%         5%               4% **

*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows (Note 2):

Ratio of Expenses to Average Net Assets                        2.53%      2.44%      2.47%      2.55%            2.15%

Ratio of Net Investment Income to Average Net Assets           4.12%      4.44%      3.99%      3.67%            3.07%

** Non-Annualized

<F1> Based on average shares outstanding.

<F2> Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


                                        13






Van Kampen American Capital Texas Tax Free Income Fund

Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                              From August 30, 1993
                                                                Year Ended September 30,             (Commencement
                                                                                               of Distribution) to
Class C Shares                                             1996       1995       1994<F1>   September 30, 1993<F1>
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                 $  10.04   $   9.65   $  10.36   $        10.28
                                                           --------   --------   --------   --------------

    Net Investment Income                                     0.467       0.46       0.46             0.04
    Net Realized and Unrealized Gain/Loss on Securities       0.098      0.396    (0.6965)           0.121
                                                           --------   --------   --------   --------------

  Total from Investment Operations                            0.565      0.856    (0.2365)           0.161
                                                           --------   --------   --------   --------------

  Less:
    Distributions from and in Excess of Net Income            0.468      0.466      0.461            0.081
    Distributions from Net Realized Gains on Securities       0.013      0.000     0.0125            0.000
                                                           --------   --------   --------   --------------

  Total Distributions                                         0.481      0.466     0.4735            0.081
                                                           --------   --------   --------   --------------

  Net Asset Value, End of the Period                       $ 10.124   $  10.04   $   9.65   $        10.36
                                                           ========   ========   ========   ==============


  Total Return * <F2>                                          5.68%      9.11%     (2.35%)           1.57% **

  Net Assets at End of the Period (In millions)            $    0.8   $    1.1   $    1.2    $         0.1

  Ratio of Expenses to Average Net Assets *                    2.02%      2.14%      1.79%            0.66%

  Ratio of Net Investment Income to Average Net Assets *       4.61%      4.73%      4.59%            4.17%

  Portfolio Turnover                                             31%        15%        10%               5%

*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows (Note 2):

Ratio of Expenses to Average Net Assets                        2.55%      2.44%      2.46%            1.89%

Ratio of Net Investment Income to Average Net Assets           4.08%      4.43%      3.92%            2.92%

** Non-Annualized

<F1> Based on average shares outstanding.

<F2> Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                        14





  Van Kampen American Capital Texas Tax Free Income Fund

              Notes to Financial Statements
                   September 30, 1996



1.  Significant Accounting Policies

Van Kampen American Capital Texas Tax Free Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of interest income exempt from federal income tax by primarily investing in Texas municipal and government obligations which
are tax-exempt.   The Fund commenced investment operations on
March 2, 1992. The distribution of the Fund's Class B and Class C shares commenced on July 27, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.



A. Security Valuation - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.



B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1996, there were no when issued or delayed delivery purchase commitments.



C. Investment Income - Interest income is recorded on an accrual basis. Bond premium and original issue discount is amortized over the life of each applicable security. Market discounts are recognized at the time of the sale as realized gains for book purpose and ordinary income for tax purposes.



D. Organizational Expenses - The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over a 60-month period. Van Kampen American Capital Asset Management, Inc. (the "Adviser") will reimburse the Fund for any unamortized organizational costs at the merger date (Note 3).



E. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.



F. Distribution of Income and Gains - The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are paid annually and may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences between generally accepted accounting principles and federal income tax regulations concerning the recognition of certain expenses, the amount of distributable net investment income may be different for book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    For the year ended September 30, 1996, 99.98% of the income distributions made by the Fund were exempt from federal income taxes. Additionally, during the period, the Fund paid long-term capital gains of $24,934. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.



2. Investment Advisory Agreement and Other Transactions with
Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:



Average Net Assets              % Per Annum
------------------              -----------

First $300 million               .60 of 1%

Next $300 million                .55 of 1%

Over $600 million                .50 of 1%




                            15


         The Adviser may voluntarily elect to reimburse the Fund for a portion of the Fund's expenses. This reimbursement may be discontinued at any time without prior notice. For the year ended September 30, 1996, the Adviser agreed to waive fees of $97,000.

         Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Funds, of which a trustee of the Fund is an affiliated person.

         For the year ended September 30, 1996, the Fund recognized expenses of approximately $70,000 representing VKAC's cost of providing accounting services to the Fund.

        ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1996, the Fund recognized expenses of approximately $13,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

         Additionally, for the year ended September 30, 1996, the Fund paid VKAC approximately $2,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

         Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

          The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

          At September 30, 1996, VKAC owned 10,605 Class A shares, 51 Class B shares and 49 Class C shares.



3.  Capital Transactions

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share.

         At September 30, 1996, capital aggregated $8,517,465,
$6,428,046 and $840,862 for Classes A, B and C, respectively.
For the year ended September 30, 1996, transactions were as follows:








                                   Shares              Value
------------------------------------------------------------
Sales:

     Class A                       84,932      $     860,729

     Class B                       31,008            315,269

     Class C                       17,414            176,958
                               ----------      -------------

Total Sales                       133,354      $   1,352,956
                               ==========      =============



Dividend Reinvestment:

     Class A                       25,776      $     261,340

     Class B                       17,054            172,775

     Class C                          822              8,343
                               ----------      -------------

Total Dividend Reinvestment        43,652      $     442,458
                               ==========      =============



Repurchases:

     Class A                     (301,667)     $ (3,038,975)

     Class B                     (134,727)       (1,367,034)

     Class C                      (43,985)         (449,533)
                               ----------      -------------

Total Repurchases                (480,379)     $ (4,855,542)
                               ==========      =============

        At September 30, 1995, capital aggregated $10,434,371,
$7,307,036 and $1,105,094 for Classes A, B and C, respectively.
For the year ended September 30, 1995, transactions were as follows:







                                   Shares              Value
------------------------------------------------------------

Sales:

     Class A                       52,801      $     517,409

     Class B                       37,593            362,817

     Class C                       30,198            299,878
                               ----------      -------------

Total Sales                       120,592      $   1,180,104
                               ==========      =============





Dividend Reinvestment:

     Class A                       30,626      $     299,151

     Class B                       18,363            179,325

     Class C                          981              9,580
                               ----------      -------------

Total Dividend Reinvestment        49,970      $     488,056
                               ==========      =============



                            16






                                   Shares              Value
------------------------------------------------------------

Repurchases:

     Class A                     (304,310)     $  (2,969,102)

     Class B                     (215,721)        (2,085,815)

     Class C                      (50,161)          (497,657)
                               -----------     --------------

Total Repurchases                (570,192)     $  (5,552,574)
                               ===========     ==============





Class B and C Shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed below in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.



Year of Redemption                 Class B             Class C
--------------------------------------------------------------

First                              4.00%               1.00%

Second                             4.00%               None

Third                              3.00%               None

Fourth                             2.50%               None

Fifth                              1.50%               None

Sixth and Thereafter               None                None



     For the year ended September 30, 1996, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,000 and CDSC on the redeemed shares of Classes B and C of approximately $19,200. Sales charges do not represent expenses of the Fund.



4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,511,388 and $9,150,065, respectively.



5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A and 1.00% of each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1996, are payments to VKAC of approximately $61,900.




6.  Subsequent Events

On October 25, 1996, the Fund merged into the Van Kampen American Capital Municipal Income Fund (the "Muni Fund") through a tax free reorganization approved by the Fund's shareholders on October 15, 1996. Prior to the merger, the Fund incurred $100,000 of merger related expenses. Net assets of the Fund on the date of the transfer were $16,369,599, with 605,902 Class A shares, 421,195 Class B shares and 53,444 Class C shares of the Muni Fund issued in consideration for these assets.

    On October 23, 1996, the Fund distributed income of $.0363,
$.0315 and $.0315 per share for Classes A, B and C, respectively. The Fund also paid on this date long-term capital gains of $.2075 per share for each of Classes A, B and C.

    For the fiscal period from October 1, 1996 through October 25, 1996, 100.00% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.


                            17



Price Waterhouse LLP


                   Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Texas Tax Free Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Texas Tax Free Income Fund (the "Fund") at September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted accounting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial presentations. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




/s/ PRICE WATERHOUSE LLP
    PRICE WATERHOUSE LLP

    Houston, Texas
    November 11, 1996







Van Kampen American Capital

Texas Tax Free Income Fund



Board of Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Co-Chairman
Jack E. Nelson
Jerome L. Robinson
Fernando Sisto - Co-Chairman
Wayne W. Whalen*
William S. Woodside


Officers

Dennis J. McDonnell*
  President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller

Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents



Investment Adviser

Van Kampen American
Capital Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

ACCESS Investor Services, Inc.
P.O. Box  418256
Kansas City, Missouri 64141-9256


Custodian
State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002





*"Interested" persons of the Fund as defined in the Investment
Company Act of 1940